                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alexandre Balkanski and James G. Burke, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                          Title                        Date
- -------------------------      ---------------------------------    ------------
/s/ Donald Valentine           Chairman of the Board                May 10, 1996
- -------------------------
Donald Valentine

/s/ Alexandre Balkanski        President, Chief Executive Officer,  May 10, 1996
- -------------------------      and Director (PRINCIPAL EXECUTIVE
Alexandre Balkanski             OFFICER)

/s/ James G. Burke             Vice President of Finance and        May 10, 1996
- -------------------------      Administration, Chief Financial
James G. Burke                 Officer and Secretary (PRINCIPAL
                               FINANCIAL AND ACCOUNTING OFFICER)

/s/ William O'Meara            Director                             May 10, 1996
- -------------------------
William O'Meara

/s/ Baryn Futa                 Director                             May 10, 1996
- -------------------------
Baryn Futa

/s/ T. J. Rodgers              Director                             May 10, 1996
- -------------------------
T. J. Rodgers

/s/ Gregorio Reyes             Director                             May 10, 1996
- -------------------------
Gregorio Reyes

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